Provision for legal and administrative proceedings	12 Months Ended
Dec. 31, 2025
Provision For Legal And Administrative Proceedings
Provision for legal and administrative proceedings

23.	Provision for legal and administrative proceedings

The Company is an integral part in judicial and administrative proceedings in the civil, labor, social security, tax and regulatory spheres, which arise in the normal course of its business.

The provision is constituted based on the opinions of the Company's legal advisors and management, for amounts considered sufficient and adequate to cover losses and risks considered probable.

Continencies where losses are considered probable or possible are recorded or disclosed, respectively, by their updated values, and those in which losses are considered remote are not disclosed.

The provision for judicial and administrative proceedings is composed as follows:

	2025	2024

Provision for legal and administrative proceedings	1,559,687	1,564,293

Civil and regulatory (a)	466,726	595,611
Labor(b)	196,916	209,098
Tax(c)	896,045	759,584

The changes in the provision for judicial and administrative proceedings are summarized below:

	2024	Additions, net of reversals	Payments	Inflation adjustment	2025

	1,564,293	267,041	(362,163)	90,516	1,559,687

Civil and regulatory (a)	595,611	109,288	(174,923)	(63,250)	466,726
Labor(b)	209,098	68,553	(120,428)	39,693	196,916
Tax(c)	759,584	89,200	(66,812)	114,073	896,045

	2023	Additions, net of reversals	Payments	Inflation adjustment	2024

	1,410,299	276,811	(318,796)	195,979	1,564,293

Civil and regulatory (a)	531,161	110,874	(129,555)	83,131	595,611
Labor(b)	212,929	74,430	(114,624)	36,363	209,098
Tax(c)	666,209	91,507	(74,617)	76,485	759,584

	2022	Additions, net of reversals	Payments	Inflation adjustment	2023

	1,112,153	323,018	(343,440)	318,568	1,410,299

Civil and regulatory (a)	424,312	153,148	(210,184)	163,885	531,161
Labor(b)	214,450	77,225	(121,585)	42,839	212,929
Tax(c)	473,391	92,645	(11,671)	111,844	666,209

The Company is subject to several legal actions and administrative procedures proposed by consumers, suppliers, service providers and consumer protection agencies and treasury agencies, which deal with various matters that arise in the normal course of the Company’s business. The main processes are summarized below:

a.	Civil lawsuits and regulatory proceedings

a.1 Consumer lawsuits

The Company is a party in lawsuits related to various claims filed by consumers, in the judicial and administrative spheres. The aforementioned actions totaling R$ 133,178 as of December 31, 2025 (R$ 148,429 on December 31, 2024) refer mainly to lawsuits related to alleged improper collection, contractual disputes, portability, discussions related to non-refund of amounts, and alleged occurrence of fraud.

a.2 Consumer Protection Agencies

TIM is a party to legal and administrative lawsuits filed by the Public Prosecutor's Office, Procon and other consumer protection agencies, arising from consumer complaints, in which, and among other topics, discusses: (i) alleged failures in the provision of network services; (ii) questions of quality in service; (iii) alleged contractual violations; (iv) questions about advertising; and (v) discussion of undue billing. The amount provisioned as of December 31, 2025, is R$ 119,954 (R$ 321,156 on December 31, 2024).

TIM is a defendant in a Public Civil Action filed by the Public Ministry of the Federal District and Territories, in which alleged defects are discussed in the quality of service for users of the Infinity plan. TIM appealed the decision to the Court of Appeals of the Federal District (TJDFT), but its appeals were rejected. The Company then filed an Extraordinary Appeal to the Federal Supreme Court (STF), which was also rejected. After that, TIM filed a complaint with the Federal Supreme Court (STF), claiming that the Court of Appeals was judging a matter that was exclusively under the jurisdiction of the STF, specifically, Topic 1075 of general repercussion. The Reporting Minister rejected the complaint, and TIM filed an Internal Appeal, which was also initially rejected. However, in the ruling of April 24, 2025, one of the ministers presented a dissenting vote, which was eventually followed by the majority of the collegiate body. With this, the STF granted the Internal Appeal of TIM, recognizing that the 11th Civil Court of Curitiba/PR is competent to judge the case, and annulled the previous decisions of the TJDFT. In light of this new court decision in April 2025, TIM reversed the provision of R$ 169 million, of which R$ 50 million as principal and R$ 119 million as inflation adjustment. The case has been reassigned to the 11th Civil Court of Curitiba/PR and is awaiting a determination for the parties to express their views on its continuation.

a.3 Former trading partners

TIM is a defendant in lawsuits proposed by former trade partners claiming, among others, amounts on the basis of alleged non-compliance with agreements. The provisioned amount as of December 31, 2025, is R$ 41,146 (R$ 51,519 on December 31, 2024).

a.4 Other

TIM is a defendant in other actions of essentially non-consumer objects proposed by the most diverse agents from those described above, in which, among others, it is discussed: (i) share subscription; (ii) claims for civil liability indemnification; (iii) upon the alleged breach of the contract, the provisioned amount as of December 31, 2025 is R$ 50,496 (R$ 21,019 on December 31, 2024).

a.5 Social and environmental and infrastructure

The Company is a party to lawsuits involving various agents who discuss aspects related to licensing, among which environmental licensing and infrastructure licensing (installation/operation). The amounts provisioned as of December 31, 2025, is R$ 47,564 (R$ 1,574 on December 31, 2024).

a.6 ANATEL

The Company is a party to lawsuits in front of ANATEL, in which it is discussed, among other topics: (i) debit related to the collection of 2% of revenues from Value - Added Services–VAS and interconnection; (ii) pro-rata inflation adjustment applied to the price proposal defined in the notice for the use of 4G frequencies; (iii) alleged non-compliance with service quality targets; (iv) reference offer models for wholesale products (ORPAs) and (v) related to non-compliance with certain quality indicators, non-fulfillment of other liabilities arising from the Authorization Terms, and non-compliance with the SMP, SCM, and STFC regulations. The provisioned amount as of December 31, 2025, is R$ 74,388 (R$ 51,914 as of December 31, 2024).

b. Labor

b.1 Labor lawsuits

These are processes involving several labor claims filed by both former employees, in relation to matters such as overtime, differences in variable remuneration and legal overcome in other contract funds, as well as by former employees of service providers, all of whom, taking advantage of the labor laws in force require it to keep the Company in compliance with labor obligations does not abide by contractors hired for that purpose. From the total of 1,347 labor claims on December 31, 2025 (1,545 on December 31, 2024) filed against the Company, the majority relate to claims involving former employees of service providers followed by lawsuits from employees. The provision for these claims as of December 31, 2025 total R$ 161,133 (R$ 184,343 on December 31, 2024).

b.2 Social security

The Company is a defendant in 27 proceedings on December 31, 2025 (24 on December 31, 2024) referring to the legal difference regarding the levy of social security contributions discussed in the court, in the total amount of R$ 35,783 as of December 31, 2025 (R$ 24,755 on December 31, 2024).

c. Tax proceedings

	2025	2024
Federal taxes	377,027	321,404
State taxes	436,204	357,011
Municipal taxes	11,861	10,216
TIM S.A. proceedings (Purchase price allocation)	70,953	70,953
	896,045	759,584

The total recorded provision is substantially composed of the following processes whose indicated values are estimated by the indices established by the federal government for late taxes, being linked to the variation in the SELIC rate.

Federal taxes

The provision for TIM S.A. supports 84 proceedings and is mainly composed of the following lawsuits:

(i)	The Company constituted a provision for a process aimed at collecting the pension contribution withheld at the rate of 11% to which, allegedly, payments made by the Company to other legal entities should have been submitted as remuneration for various activities. In the first semester of 2025, a favorable decision was obtained for the Company in the amount of R$ 22,184, while the remaining amount of R$ 25,945 was settled by the Company (R$ 47,232 on December 31, 2024).

(ii)	There is a provision for three lawsuits related to FUST/FUNTTEL and its resulting ancillary obligations. Of these, two cases stand out in which the dispute mainly revolves around the spontaneous reporting of the fine for the payment of the FUST. The amount relating to the fine and interest on the contribution to the FUST for the year 2009, where the voluntary reporting benefit is not being recognized, provisioned and adjusted for inflation, is R$ 19,313 as of December 31, 2025 (R$ 18,142 on December 31, 2024).

Additionally, in the second quarter of 2019, the Company supplemented the provision for the FUST process, which seeks the unconstitutionality and illegality of the collection of FUST. Lawsuit for the recognition of the right not to collect Fust, failing to include in its calculation base the revenues transferred by way of interconnection and EILD (Dedicated Line Industrial Exploitation), as well as the right not to suffer the retroactive collection of the differences determined due to not observing sum 7/2005 of ANATEL of R$ 75,769 as of December 31, 2025 (R$ 71,450 on December 31, 2024).

(iii)	The Company recorded a provision for federal compensation processes arising from a repurchase carried out in 2006, for which the documentary support was not robust enough after appraisals carried out. The provisioned and updated value as of December 31, 2025 is R$ 71,815 (R$ 65,772 on December 31, 2024).

(iv)	Collection of IRPJ, PIS/COFINS, and CSLL debts resulting from non-approval or partial approval of offsets carried out by the Company. The provisioned and updated value as of December 31, 2025 is R$ 22,389 (R$ 21,137 on December 31, 2024).

(v)	The Company recorded a provision for a proceeding aimed at the requirement of the Contribution for Intervention in the Economic Domain (CIDE - Melbourne), due to allegedly failing to make the payment of the contribution for remittances abroad for the remuneration of operators related to the outgoing traffic. On December 31, 2025, the provisioned and updated value is R$ 81,113, with a change in the loss forecast from possible to probable in the second quarter of 2025.

State taxes

The provision for TIM S.A. supports 150 lawsuits and is mainly composed of the following matters:

(i)	amounts involved in the assessments claiming the reversal of ICMS debts, as well as documentary support for the verification of appropriated credits by the Company, whose restated provisioned amounts as of December 31, 2025 is R$ 56,412 (R$ 27,865 on December 31, 2024);

(ii)	amounts allegedly not offered for taxation for the provision of telecommunications services, whose updated amount as of December 31, 2025 is R$ 107,350 (R$ 100,133 on December 31, 2024);

(iii)	collections due to alleged differences in both goods receipts and shipments, in a quantitative inventory count, whose restated amounts as of December 31, 2025 is R$ 7,393 (R$ 50,192 on December 31, 2024). The reduction in values compared to the previous period is mainly due to adherence to the tax amnesty programs;

(iv)	amounts allegedly improperly credited relating to CIAP credits, whose updated amounts as of December 31, 2025 is R$ 36,075 (R$ 48,751 on December 31, 2024); The reduction in values compared to the previous period is mainly due to adherence to the tax amnesty programs.

(v)	credits related to tax replacement operations, whose restated amounts as of December 31, 2025 total R$ 118,327 (R$ 10,461 on December 31, 2024).

(vi)	alleged non-collection or allegedly undue appropriation of credits related to the ICMS rate differential (DIFAL), whose updated amounts as of December 31, 2025 total R$ 16,181 (R$ 15,005 on December 31, 2024).

(vii)	charge on subscription fees without deductible, whose updated amounts as of December 31, 2025 is R$ 9,214 (R$ 24,316 on December 31, 2024). The reduction in values compared to the previous period is mainly due to adherence to the tax amnesty programs.

(viii)	charge of special credit amounts was recognized, whose updated amount as of December 31, 2025 is R$ 5,009 (R$ 5,288 on December 31, 2024).

Municipal taxes

It is also worth noting the amounts involved in the assessments that question the withholding and collection of the ISS-source of third-party services without employment relationship, as well as the collection of its own ISS corresponding to services provided in co-billing.

PPA TIM S.A.

There are tax lawsuits arising from the acquisition of former Intelig (current TIM S.A.) due to the former parent company of the TIM Participações group, which comprise the process of allocating the acquisition price of the former Intelig and amount to R$ 70,953 as of December 31, 2025 (R$ 70,953 as of December 31, 2024).

d. Judicial and administrative proceedings whose losses are assessed as possible

The Company has actions of a civil, labor, tax and regulatory nature involving risks of loss classified by management with the support from legal advisors as possible, for which there is no provision for legal and administrative proceedings constituted, as follows:

	2025	2024

	26,722,972	24,528,974

Civil and regulatory (d.1)	1,798,568	1,911,281
Labor and Social Security (d.2)	474,376	378,286
Tax (d.3)	24,450,028	22,239,407

Legal and administrative proceedings whose losses are assessed as possible and monitored by management are disclosed at their updated values.

The main lawsuits with risk of loss classified as possible, are described below:

d.1. Civil and regulatory

	2025	2024
Consumer lawsuits (d.1.1)	129,012	165,408
ANATEL (d.1.2)	317,215	364,264
Consumer protection bodies (d.1.3)	447,834	537,630
Former trading partners (d.1.4)	326,930	298,216
Socio-environmental and infrastructure (d.1.5)	77,780	84,926
Other (d.1.6)	499,797	460,837
	1,798,568	1,911,281

d.1.1 Consumer lawsuits

They mainly refer to actions for alleged improper collection, cancellation of contract, quality of services, defects and failures in the delivery of devices and undue negative entry.

d.1.2 ANATEL

The Company is a party to lawsuits in front of ANATEL, in which it is discussed, among other topics: (i) debit related to the collection of 2% of revenues from Value - Added Services–VAS and interconnection; (ii) pro-rata inflation adjustment applied to the price proposal defined in the notice for the use of 4G frequencies; (iii) alleged non-compliance with service quality targets; (iv) reference offer models for wholesale products (ORPAs) and (v) related to non-compliance with certain quality indicators, non-fulfillment of other liabilities arising from the Authorization Terms, and non-compliance with the SMP, SCM, and STFC regulations.

On December 31, 2025, the value indicated for the PADOs (procedure for determining non-compliance with obligations), considering the inflation adjustment, classified with possible risk was R$ 249,373 (R$ 313,115 on December 31, 2024).

On June 18, 2020, ANATEL's Board of Directors unanimously approved TIM's conduct adjustment term (TAC) 001/2020, which had been negotiated since 2014 with the regulator.

On June 19, 2020, the Board of Directors of the Company approved such a TAC after final deliberation of the regulator and the signing of the term took place on June 25 of the same year. The agreement covered sanctions totaling approximately R$ 639 million (updated at the time), filed as a result of commitments represented in improvement actions related to the macro-topics “Quality”, “Access Expansion”, “Rights and Guarantees of Users” and “Inspection”. It also included the additional commitment to bring mobile broadband, through the 4G network, to 350 municipalities with less than 30,000 inhabitants thus reaching more than 3.4 million people.

In June 2024, TIM’s Conduct Adjustment Term (TAC) ended. However, due to the adverse climate event that affected the state of Rio Grande do Sul in the months of April and May 2024, for 19 municipalities located in that state, the service deadline was extended in this particular case until September 30, 2024, whose new Amendment to the TAC was formalized between the parties, and this last deadline agreed with the Agency was fulfilled and certified on 06/25/2025.

d.1.3 Consumer protection agencies

TIM is a party to legal and administrative lawsuits filed by the Public Prosecutor's Office, Procon and other consumer protection agencies, arising from consumer complaints, in which, and among other topics, discusses: (i) alleged failures in the provision of network services; (ii) alleged contractual violations; (iii) questions about advertising and, (iv) service quality questions.

d.1.4 Former trading partners

TIM is a defendant in actions proposed by several former trading partners in which are claimed, among others, values based on alleged contractual defaults.

d.1.5 Social and environmental and infrastructure

The Company is a party to lawsuits involving various agents that discuss aspects related to (1) environmental licensing and structure licensing (installation/operation) and (2) (i) electromagnetic radiation emitted by Telecom structures; (ii) renewal of land leases for site installation; (iii) dumping on leased land for site installation; (iv) presentation of registering data, among others.

d.1.6 Other

TIM is a defendant in other actions of essentially non-consumer objects proposed by the most diverse agents from those described above, in which, among others, it is discussed: (i) amounts supposedly due as a result of share subscription; (ii) claims for civil liability indemnification; (iii) alleged breach of contract.

d.2. Labor and Social Security

d.2.1. Social Security

The Company is a defendant in proceedings referring to the legal difference regarding the levy of social security contributions discussed in the court and in the administrative sphere, as well as claims that discuss the joint responsibility in the restated amount of R$ 67,492 as of December 31, 2025 (R$ 110,426 on December 31, 2024).

d.2.2. Labor

There are 2,142 labor claims on December 31, 2025 (2,018 on December 31, 2024) filed against the Company and with possible risk, concerning claims involving former employees and employees of service providers in the amount of R$ 406,884 as of December 31, 2025 (R$ 267,860 on December 31, 2024). We highlight the existence of labor claims filed by former employees of the Docas economic group (Gazeta Mercantil, JB do Brasil, etc.). These plaintiffs filed lawsuits requesting, in the enforcement phase, the inclusion of Holdco (former controlling shareholder of Intelig – currently TIM S.A.) or TIM Participações (merged by TIM S.A.) as joint and several defendants, requesting payment of the court decision by TIM, due to the alleged formation of economic group.

d.3. Tax

	2025	2024

	24,450,028	22,239,407

Federal taxes (d.3.1)	4,991,390	5,084,626
State taxes (d.3.2)	12,960,732	11,106,211
Municipal taxes (d.3.3)	1,988,271	1,876,629
FUST, FUNTTEL and EBC (d.3.4)	4,509,635	4,171,941

The values presented are updated based on the SELIC index. The historical amount involved corresponds to R$ 16,635,711 as of December 31, 2025 (R$ 15,041,050 on December 31, 2024).

d.3.1. Federal taxes

The total amount assessed against the Company in relation to federal taxes is R$ 4,991,390 on December 31, 2025 (R$ 5,084,626 on December 31, 2024). The following matters are the most significant ones:

(i)	Allegation of alleged incorrect use of tax credits for carrying out a reverse merger, amortization of goodwill paid on the acquisition of cell phone companies, deduction of goodwill amortization expenses, exclusion of goodwill reversal, other reflections and disallowances of compensations and deductions paid by estimate, allegedly improper use of the SUDENE benefit due to lack of formalization of the benefit at the Internal Revenue Service (RFB), and failure to pay IRPJ and CSLL due by estimate. The Company was notified of the decision on April 28, 2021, and, as a result, the partial success of R$ 1.4 billion was confirmed. With the ruling of the Superior Chamber of Tax Appeals of the Brazilian Federal Revenue Service (RFB) in 2025, a new partial success was confirmed, with an updated estimated value of approximately R$ 610 million. On December 31, 2025, the remaining amount classified as possible risk is R$ 1,225,208 (R$ 1,836,078 on December 31, 2024).

(ii)	In the third and fourth quarters of 2024, there was a lawsuit filed related to the use of PIS and COFINS credits arising from the exclusion of ICMS from the respective calculation bases, converting it into any amount due given the offsetting made. The amount involved with possible risk is R$ 1,825,929 as of December 31, 2025 (R$ 1,599,761 on December 31, 2024).

(iii)	Methodology for offsetting tax losses, negative bases and other federal credits. The amount involved as of December 31, 2025 is R$ 289,676 (R$ 259,073 on December 31, 2024).

(iv)	Collection of CSLL on currency changes arising from swap transactions accounted for by the cash regime. The lawsuit was closed in December 2025 (R$ 81,398 on December 31, 2024).

(v)	Collection of taxes on income of residents abroad, including those remitted by way of international roaming and payment to unidentified beneficiaries, as well as the collection of CIDE on payment of royalties on remittances abroad, including remittances by way of international roaming. The amount involved as of December 31, 2025 is R$ 232,657 (R$ 289,098 on December 31, 2024).

(vi)	Collection of IRPJ, PIS/COFINS and CSLL debits arising from non-homologation or partial homologation of compensations made by the Company from credits of withholding taxes on interest earning bank deposits and negative balance of IRPJ. The amount involved as of December 31, 2025 is R$ 351,801 (R$ 331,962 on December 31, 2024).

(vii)	Disallowance of PIS/COFINS credits on inputs - expenses and costs that, according to the Company’s assessment, were intrinsically related to its operational activity. The amount involved as of December 31, 2025 is R$ 349,532 (R$ 310,737 on December 31, 2024).

(viii)	In December 2025, a lawsuit was filed by the Brazilian Federal Revenue Service regarding the alleged improper use of the tax benefit of a 75% reduction in the Corporate Income Tax (IRPJ) related to Sudene. The amount involved is R$ 355,624 (with no correspondence on December 31, 2024).

Other matters not described in detailed refer to several discussions on relating federal taxes, but not limited to, charges unduly linked to Jornal do Brasil Group, difference of interpretation regarding the rules contained in Law 9718/98, other compensations relating to prepaid recalculation, goodwill breakdowns and calculation of estimates, taxation on international roaming operations and onerous transfer of network media, difference in withholding income tax (IRRF) rate, among others.

d.3.2. State taxes

The total amount charged against TIM S.A. in respect of state taxes on December 31, 2025 is R$ 12,960,732 (R$ 11,106,211 on December 31, 2024). The following matters are the most significant ones:

(i)	Non-inclusion in the ICMS calculation basis of unconditional discounts offered to customers, as well as a fine for the alleged failure to comply with a related accessory obligation. The amount involved as of December 31, 2025 is R$ 1,534,669 (R$ 1,422,103 on December 31, 2024).

(ii)	Use of tax benefit (program for the promotion of integrated and sustainable economic development of the Federal District - PRÓ-DF) granted by the taxing entity itself, but later declared unconstitutional, as well as alleged improper credit of ICMS arising from the interstate purchase of goods with tax benefit granted in the state of origin. The amount involved as of December 31, 2025 is R$ 536,534 (R$ 490,283 on December 31, 2024).

(iii)	Credit reversal, disallowance of extemporaneous credits, and entries related to acquisitions of long-lived assets. The amount involved as of December 31, 2025 is R$ 715,792 (R$ 830,234 on December 31, 2024). The reduction in values compared to the previous period is mainly due to successes achieved in favor of the Company and adherence to tax amnesty programs.

(iv)	Charge on ICMS debit chargebacks resulting from the identification and documentary support of values and information released in customer accounts, as well as on credits granted as prepayment of future surcharges (special credit), exempt and untaxed operations, and other non-taxable credits, as well as collections and disallowance of ICMS credits related to operations subject to the tax substitution regime. The amount involved as of December 31, 2025 is R$ 4,872,070 (R$ 4,511,091 on December 31, 2024).
(v)	Use of credit in the acquisition of electricity directly employed in the production process of companies. The amount involved as of December 31, 2025 is R$ 83,607 (R$ 77,999 on December 31, 2024).

(vi)	Alleged conflict between the information contained in ancillary obligations and the collection of the tax, as well as specific questioning of fine for non-compliance with ancillary obligations. The amount involved as of December 31, 2025 is R$ 1,258,266 (R$ 1,122,373 on December 31, 2024).

(vii)	Alleged lack of collection of ICMS due to the gloss of chargebacks and moment of taxation related to the prepaid service, improper credit of ICMS in the outputs of goods allegedly benefited with decrease of the calculation basis, as well as an allegation of improper non-inclusion of Value-Added Services (VAS) of the ICMS calculation basis. The amount involved is R$ 2,248,803 (R$ 1,041,955 on December 31, 2024). The increase mainly results from two new assessments related to VAS received in São Paulo, which together amount to R$ 1,104,397.

(viii)	Launch of credits related to the return of mobile devices lent on loan. The amount involved as of December 31, 2025 is R$ 237,426 (R$ 165,459 on December 31, 2024).

(ix)	Collection of ICMS related to subscription services and their alleged improper non-inclusion in the ICMS calculation base due to their nature. The amount involved as of December 31, 2025 is R$ 261,438 (R$ 241,433 on December 31, 2024).

Other matters not described in detail refer to several discussions on state taxes involving, but not limited to, to the crediting coefficient applied to acquisitions of permanent assets, credits arising from financial and non-telecom items unduly taxed in the “Other OCCs” (Other Credits and Charges) field, other exempt and non-taxed interstate operations, the rate differential (DIFAL), the special regime provided for in Agreement 128/10 and 17/13, the rules for issuing invoices regulated in Agreement 55/05, among others.

d.3.3. Municipal taxes

The total assessed amount against TIM S.A. regarding municipal taxes with possible risk is R$ 1,988,271 on December 31, 2025 (R$ 1,876,629 on December 31, 2024). The following matters are the most significant ones:

(i)	Collection of ISS, as well as the punitive fine for the absence of the supposed tax due, on several revenue accounts of the Company. The amount involved as of December 31, 2025 is R$ 1,673,534 (R$ 1,558,393 on December 31, 2024).

(ii)	Collection of ISS on importation of services or services performed in other municipalities. The amount involved as of December 31, 2025 is R$ 106,438 (R$ 98,781 on December 31, 2024).

(iii)	Constitutionality of the collection of the functioning supervision fee (TFF -Taxa de Fiscalização do Funcionamento) by municipal authorities of different localities. The amount involved as of December 31, 2025 is R$ 154,989 (R$ 170,074 on December 31, 2024).

d.3.4. Regulatory taxes

The total amount charged against the Company in relation to the contributions to FUST, FUNTTEL, TFI, FISTEL and EBC with a possible risk as of December 31, 2025 is R$ 4,509,635 (R$ 4,171,941 on December 31, 2024). The main discussion involves the collection of the contribution to FUST and FUNTTEL (Fund for the technological development of Telecommunications) from the issuance by ANATEL of interpretation no. 07/2005, aiming, among others, to the collection of the contribution to FUST and FUNTTEL on interconnection revenues earned by mobile telecommunications service providers, from the validity of Law 9998/2000.